Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 48 to Registration Statement No. 2-74452 on Form N-1A of our report dated February 26, 2007, relating to the financial statements and financial highlights of BlackRock Variable Series Funds, Inc., including BlackRock Balanced Capital V.I. Fund, BlackRock Basic Value V.I. Fund, BlackRock Bond V.I. Fund, BlackRock Fundamental Growth V.I. Fund, BlackRock Global Allocation V.I. Fund, BlackRock Global Growth V.I. Fund, BlackRock Government Income V.I. Fund, BlackRock High Income V.I. Fund, BlackRock International Value V.I. Fund, BlackRock Large Cap Core V.I. Fund, BlackRock Large Cap Growth V.I. Fund, BlackRock Large Cap Value V.I. Fund, BlackRock Money Market V.I. Fund, BlackRock S&P500 Index V.I. Fund, BlackRock Utilities and Telecommunications V.I. Fund, and BlackRock Value Opportunities V.I. Fund appearing in the Annual Report on Form N-CSR of the BlackRock Variable Series Funds, Inc. for the year ended December 31, 2006, and to the references to us under the headings “Financial Highlights” in the Prospectus and “Financial Information” in the Statement of Additional Information, which are parts of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
April 20, 2007